                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): January 8, 2002


                      CHARTER COMMUNICATIONS HOLDINGS, LLC
               CHARTER COMMUNICATIONS HOLDINGS CAPITAL CORPORATION
               ---------------------------------------------------
           (Exact name of registrants as specified in their charters)


                                    Delaware
                                    Delaware
                                    --------
         (State or Other Jurisdiction of Incorporation or Organization)


             333-77499                               43-1843179
            333-77499-01                             43-1843177
            ------------                             ----------
       (Commission File Number)        (Federal Employer Identification Number)


        12405 Powerscourt Drive
          St. Louis, Missouri                                63131
          -------------------                                -----
(Address of Principal Executive Offices)                   (Zip Code)


                                 (314) 965-0555
                                 --------------
              (Registrants' telephone number, including area code)

ITEM 5. OTHER EVENTS.

         On January 8, 2002, Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corporation, subsidiaries of Charter Communications, Inc., announced that they had entered into an agreement to sell $350 million principal amount of 9.625% Senior Notes due 2009, $300 million principal amount of 10.000% Senior Notes due 2011 and $250 million of 12.125% Senior Discount Notes due 2012 with a principal at maturity of $450 million. The Purchase Agreement, the Indentures and the Exchange and Registration Agreements are being filed as exhibits with this report.

ITEM 7. EXHIBITS

Purchase Agreement relating to 9.625% Senior Notes due 2009, 10.000% Senior Notes due 2011, 12.125% Senior Discount Notes due 2012 dated January 8, 2002 (incorporated herein by reference to exhibit 10.1 to the Current Report on Form 8-K filed by Charter Communications, Inc. (SEC File Number 000-27927) on January 15, 2002).

First Supplemental Indenture dated as of January 14, 2002 between Charter Communications Holdings, LLC, Charter Communications Holdings Capital Corporation and BNY Midwest Trust Company as Trustee governing 9.625% Senior Notes due 2009 (incorporated herein by reference to exhibit 10.2(a) to the Current Report on Form 8-K filed by Charter Communications, Inc. (SEC File Number 000-27927) on January 15, 2002).

Exchange and Registration Rights Agreement relating to 9.625% Senior Notes due 2009, dated as of January 14, 2002, among Charter Communications Holding Company, LLC, Charter Communications Capital Corporation, Salomon Smith Barney Inc., Banc of America Securities LLC, J.P. Morgan Securities Inc., Fleet Securities, Inc., TD Securities (USA) Inc., BMO Nesbitt Burns Corp., Credit Lyonnais Securities (USA) Inc., RBC Dominion Securities Corporation, Scotia Capital (USA) Inc., SunTrust Capital Markets, Inc., U.S. Bancorp Piper Jaffray Inc., ABN AMRO Incorporated, First Union Securities, Inc., CIBC World Markets Corp. and Dresdner Kleinwort Wasserstein - Grantchester, Inc. (incorporated herein by reference to exhibit 10.2(b) to the Current Report on Form 8-K filed by Charter Communications, Inc. (SEC File Number 000-27927) on January 15,
2002).

First Supplemental Indenture dated as of January 14, 2002 between Charter Communications Holdings, LLC, Charter Communications Holdings Capital Corporation and BNY Midwest Trust Company as Trustee governing 10.000% Senior Notes due 2011 (incorporated herein by reference to exhibit 10.3(a) to the Current Report on Form 8-K filed by Charter Communications, Inc. (SEC File Number 000-27927) on January 15, 2002).

Exchange and Registration Rights Agreement relating to 10.000% Senior Notes due 2011, dated as of January 14, 2002, among Charter Communications Holding Company, LLC, Charter Communications Capital Corporation, Salomon Smith Barney Inc., Banc of America Securities LLC, J.P. Morgan Securities Inc., Fleet Securities, Inc., TD Securities (USA) Inc., BMO Nesbitt Burns Corp., Credit Lyonnais Securities (USA) Inc., RBC Dominion Securities Corporation, Scotia Capital (USA) Inc., SunTrust Capital Markets, Inc., U.S. Bancorp Piper Jaffray Inc., ABN AMRO Incorporated, First Union Securities, Inc., CIBC World Markets Corp. and Dresdner Kleinwort Wasserstein - Grantchester, Inc. (incorporated herein by reference to exhibit 10.3(b) to the Current Report on Form 8-K filed by Charter Communications, Inc. (SEC File Number 000-27927) on January 15,
2002).

Indenture dated as of January 14, 2002 between Charter Communications Holdings, LLC, Charter Communications Holdings Capital Corporation and BNY Midwest Trust Company as Trustee governing 12.125% Senior Discount Notes due 2012 (incorporated herein by reference to exhibit 10.4(a) to the Current Report on Form 8-K filed by Charter Communications, Inc. (SEC File Number 000-27927) on January 15, 2002).

Exchange and Registration Rights Agreement relating to 12.125% Senior Discount Notes due 2012, dated as of January 14, 2002, among Charter Communications Holding Company, LLC, Charter Communications Capital Corporation, Salomon Smith Barney Inc., Banc of America Securities LLC, J.P. Morgan Securities Inc., Fleet Securities, Inc., TD Securities (USA) Inc., BMO Nesbitt Burns Corp., Credit Lyonnais Securities (USA) Inc., RBC Dominion Securities Corporation, Scotia Capital (USA) Inc., SunTrust Capital Markets, Inc., U.S. Bancorp Piper Jaffray Inc., ABN AMRO Incorporated, First Union Securities, Inc., CIBC World Markets Corp. and Dresdner Kleinwort Wasserstein - Grantchester, Inc. (incorporated herein by reference to exhibit 10.4(b) to the Current Report on Form 8-K filed by Charter Communications, Inc. (SEC File Number 000-27927) on January 15,
2002).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications Holdings, LLC has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                  CHARTER COMMUNICATIONS HOLDINGS, LLC,
                  a Registrant

                 By: /s/ KENT D. KALKWARF
                     --------------------
                 Name: Kent D. Kalkwarf
                 Title: Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)



Dated: January 15, 2002

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications Holdings Capital Corporation has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                  CHARTER COMMUNICATIONS HOLDINGS CAPITAL CORPORATION, a Registrant

                 By: /s/ KENT D. KALKWARF
                     --------------------
                 Name: Kent D. Kalkwarf
                 Title: Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)



Dated: January 15, 2002

                                  EXHIBIT INDEX

Exhibit
Number                     Description
------                     -----------
4.1                        Purchase Agreement relating to 9.625% Senior Notes
                           due 2009, 10.000% Senior Notes due 2011, 12.125%
                           Senior Discount Notes due 2012 dated January 8, 2002
                           (incorporated herein by reference to exhibit 10.1 to
                           the Current Report on Form 8-K filed by Charter
                           Communications, Inc. (SEC File Number 000-27927) on
                           January 15, 2002).

4.2(a)                     First Supplemental Indenture dated as of January 14,
                           2002 between Charter Communications Holdings, LLC,
                           Charter Communications Holdings Capital Corporation and BNY Midwest Trust Company as Trustee governing
                           9.625% Senior Notes due 2009 (incorporated herein by reference to exhibit 10.2(a) to the Current Report on Form 8-K filed by Charter Communications, Inc. (SEC
                           File Number 000-27927) on January 15, 2002).

4.2(b) Exchange and Registration Rights Agreement relating to 9.625% Senior Notes due 2009, dated as of January
                           14, 2002, among Charter Communications Holding
                           Company, LLC, Charter Communications Capital
                           Corporation, Salomon Smith Barney Inc., Banc of
                           America Securities LLC, J.P. Morgan Securities Inc.,
                           Fleet Securities, Inc., TD Securities (USA) Inc., BMO
                           Nesbitt Burns Corp., Credit Lyonnais Securities (USA)
                           Inc., RBC Dominion Securities Corporation, Scotia
                           Capital (USA) Inc., SunTrust Capital Markets, Inc.,
                           U.S. Bancorp Piper Jaffray Inc., ABN AMRO
                           Incorporated, First Union Securities, Inc., CIBC
                           World Markets Corp. and Dresdner Kleinwort
                           Wasserstein - Grantchester, Inc. (incorporated herein by reference to exhibit 10.2(b) to the Current Report on Form 8-K filed by Charter Communications, Inc.
                           (SEC File Number 000-27927) on January 15, 2002).

4.3(a)                     First Supplemental Indenture dated as of January 14,
                           2002 between Charter Communications Holdings, LLC,
                           Charter Communications Holdings Capital Corporation and BNY Midwest Trust Company as Trustee governing
                           10.000% Senior Notes due 2011 (incorporated herein by reference to exhibit 10.3(a) to the Current Report on Form 8-K filed by Charter Communications, Inc. (SEC
                           File Number 000-27927) on January 15, 2002).

4.3(b) Exchange and Registration Rights Agreement relating to 10.000% Senior Notes due 2011, dated as of January
                           14, 2002, among Charter Communications Holding
                           Company, LLC, Charter Communications Capital
                           Corporation, Salomon Smith Barney Inc., Banc of
                           America Securities LLC, J.P. Morgan Securities Inc.,
                           Fleet Securities, Inc., TD Securities (USA) Inc., BMO
                           Nesbitt Burns Corp., Credit Lyonnais Securities (USA)
                           Inc., RBC Dominion Securities Corporation, Scotia
                           Capital (USA) Inc., SunTrust Capital Markets, Inc.,
                           U.S. Bancorp Piper Jaffray Inc., ABN AMRO
                           Incorporated, First Union Securities, Inc., CIBC
                           World Markets Corp. and Dresdner Kleinwort
                           Wasserstein - Grantchester, Inc. (incorporated herein by reference to exhibit 10.3(b) to the Current Report on Form 8-K filed by Charter Communications, Inc.
                           (SEC File Number 000-27927) on January 15, 2002).

4.4(a)                     Indenture dated as of January 14, 2002 between
                           Charter Communications Holdings, LLC, Charter
                           Communications Holdings Capital Corporation and BNY
                           Midwest Trust Company as Trustee governing 12.125%
                           Senior Discount Notes due 2012 (incorporated herein by reference to exhibit 10.4(a) to the Current Report on Form 8-K filed by Charter Communications, Inc.
                           (SEC File Number 000-27927) on January 15, 2002).

4.4(b) Exchange and Registration Rights Agreement relating to 12.125% Senior Discount Notes due 2012, dated as of January 14, 2002, among Charter Communications
                           Holding Company, LLC, Charter Communications Capital
                           Corporation, Salomon Smith Barney Inc., Banc of
                           America

                           Securities LLC, J.P. Morgan Securities Inc., Fleet
                           Securities, Inc., TD Securities (USA) Inc., BMO
                           Nesbitt Burns Corp., Credit Lyonnais Securities (USA)
                           Inc., RBC Dominion Securities Corporation, Scotia
                           Capital (USA) Inc., SunTrust Capital Markets, Inc.,
                           U.S. Bancorp Piper Jaffray Inc., ABN AMRO
                           Incorporated, First Union Securities, Inc., CIBC
                           World Markets Corp. and Dresdner Kleinwort
                           Wasserstein - Grantchester, Inc. (incorporated herein by reference to exhibit 10.4(b) to the Current Report on Form 8-K filed by Charter Communications, Inc.
                           (SEC File Number 000-27927) on January 15, 2002).